                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
                           _________________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report: June 29, 2000
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                              MATRIX BANCORP, INC.
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             (Exact name of registrant as specified in its charter)



          Colorado                            0-21231                         84-1233716

(State or other jurisdiction of        (Commission File Number)              (IRS Employer
 incorporation or organization)                                           Identification No.)

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1380 Lawrence Street, Suite 1410
Denver, Colorado                                                                 80204
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(Address of principal executive offices)                                      (Zip Code)
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Registrant's telephone number, including area code:  (303) 595-9898.
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ITEM 5.  OTHER EVENTS.
         ------------

     This Current Report on Form 8-K of Matrix Bancorp, Inc. (the "Company") is being made solely to correct a scrivener's error, of which the Company has recently been made aware, in Exhibit 10.32 to the Annual Report on Form 10-K
for the fiscal year ended December 31, 1999.   Such exhibit incorrectly stated
(A) the name of one of the signatories thereto as Sterling Trust Company ("Sterling") rather than the actual signatory thereto, which was The Vintage Group, Inc. ("Vintage"), and (B) the capacity in which the authorized signatory for Vintage executed the document. Each of Vintage and Sterling is a direct or indirect wholly owned subsidiary of the Company. Exhibit 10.32 of this Form 8-K supercedes Exhibit 10.32 of the Form 10-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

        (a)  Financial statements of businesses acquired.
             NOT APPLICABLE
        (b)  Pro forma financial information.
             NOT APPLICABLE
        (c)  Exhibits
             10.32* Amendment of Employment Agreement dated as of February 4, 1997, dated as of February 4, 2000, by and between The Vintage Group, Inc. and Paul E. Skretny

__________
       *     Filed herewith
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 29, 2000


                                    MATRIX BANCORP, INC.


                                    By: /s/ David W. Kloos
                                       ----------------------------------------
                                    Name: David W. Kloos
                                    Title: Chief Financial Officer